Exhibit 10.12

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

AMENDMENT

This amendment (this Amendment) is effective as of December 22nd, 2018 (the Amendment Effective Date), entered into by and between Sanofi, having a place of business at 54, rue La Boétie, 75008 Paris, France (Sanofi), and BioNTech RNA Pharmaceuticals GmbH, having a place of business at An der Goldgrube 12, 55131 Mainz, Germany (Biontech). Sanofi and Biontech shall each individually be referred to herein as a Party, and shall be referred to together as the Parties.

RECITALS

A. On November 2nd, 2015, as amended by an amendment letter dated December 14th, 2017, the Parties entered into a Collaboration and License Agreement (the Agreement) with the desire to collaborate in the research, development and commercialization of RNA-based therapeutics for the treatment of cancer.

B. The Parties have agreed to amend the Agreement on the terms set out in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the Parties hereby agree as follows:

1. Definitions. Capitalized terms used in this Amendment shall have the meanings as defined herein, provided that capitalized terms which are used but not defined herein shall have the meanings ascribed to them in the Agreement.

2. Amendments. With effect from the Amendment Effective Date the Parties agree the following amendments to the Agreement:

Extension of Fusion Protein definition

2.1 Section 1.40 is amended and restated as follows:

“1.40 Fusion Protein shall mean a fusion protein as specified in Schedule F to this Agreement.”

Amendment of the Definition of “Mixture” and addition of related definitions

2.2 The definition of “Mixture” in Section 1.66 of the Agreement shall be amended and restated as follows:

“1.66 Mixture shall mean two or more mRNAs administered together in the same solution, [***]

2.3 The following definitions shall be added to Section 1 of the Agreement:

[***]

2.4 The Parties agree that Section 4.2 of the Agreement shall be amended as follows:

[***]

2.5 The following provision shall be added as a new clause (viii) to Section 11.2.2 of the Agreement:

“(viii) discuss any proposed amendment or update to the list of Fusion Proteins set out in Schedule F and the list of [***] set out in Schedule G.”

2.6 Within sixty (60) days following the Amendment Effective Date, the JSC shall agree to a revised Research Plan including activities for assessing the feasibility of using [***] (as defined above) in the Field and for researching and Developing Mixtures containing [***] in the Field. Either Party may recommend changes to the Research Plan at any time; provided however, that such change shall only be effective upon the approval of the Joint Steering Committee in accordance with Section 11.2 of the Agreement; and provided further that, except with respect to [***], Sanofi may in its sole discretion decide to modify the list of mRNAs to be evaluated under the Research Plan.

2.7 The definition of “Sanofi Background Technology” in Section 1.89 of the Agreement shall be amended and restated as follows:

“1.89 Sanofi Background Technology shall mean Background Technology Controlled by Sanofi [***]:

and Biontech shall not be required to perform [***].

Extension of the Research Term

2.8 Section 1.87 is amended and restated as follows:

“1.87 Research Term shall mean the research term as further defined in Section 2.10.”

2.9 Section 2.10 is deleted in its entirety and replaced as follows:

“2.10 Research Term. The Research Term shall begin on the Effective Date and shall end upon the earlier of: (i) November 2, 2021, and (ii) the date on which Sanofi has selected the fifth (5th) Licensed Product.”

2.10 As a consequence of the amendments in sections 2.4 and 2.5 of this Amendment:

(a) all references in the Agreement to the “Initial Research Term” shall be deemed to refer to the “Research Term”,

(b) the reference in Section 6.6.2 of the Agreement to the “extended Research Term pursuant to Section 2.10.2” shall be deemed to refer to the “Research Term”;

(c) all references to Section 2.10.1 or 2.10.2 of the Agreement shall be deemed to be a reference to Section 2.10 of the Agreement; and

(d) the reference to “the above exclusivity” in Section 5.3 of the Agreement shall be deemed to be a reference to “Biontech’s obligations not to engage in certain research and Development activities and not to grant certain rights to any Third Party as set out in Section 5.1”.

(e) Section 5.2 of the Agreement is deleted in its entirety and replaced with:

“ Omitted.”

Level of resource

2.11 The following provision shall be added to the end of Section 2.3 of the Agreement:

“Without limiting the foregoing, throughout the period beginning from December 21, 2018 and ending on the last day of the Research Term Biontech shall, at its own cost and expense, allocate not less than [***] FTEs of effort to the performance of its obligations under the Research Plan. For the avoidance of doubt, such FTEs shall be performed by research scientists directly involved in the [***] No later than [***]after the end of each calendar quarter during the Research Terms, Biontech shall provide to Sanofi a report setting forth in reasonable detail the activities performance by the FTEs set forth in the foregoing provisions.”

Publication approval rights

2.12 The following provision shall be added after Section 8.4 of the Agreement as a new Section 8.5:

“Each Party recognizes that the publication of reports regarding results of, and other information regarding, activities under this Agreement, including oral presentations and abstracts, may be beneficial to both Parties, provided such publications are subject to reasonable controls to protect Confidential Information. In the event a Party wishes to publish in a peer review journal or present at a scientific conference any results or information generated from or relating to clinical or other studies under this Agreement with respect to the Mixtures, Licensed Product Candidates or Licensed Products or that includes Joint Collaboration Know-how or Confidential Information of the other Party, the Party seeking to publish shall provide to the other Party the proposed publication (including, without limitation, manuscripts) at least [***] for abstracts, posters, slides, written descriptions of oral presentations and press releases only) prior to the date of submission for publication or the date of presentation, whichever is earlier, of any of such submitted materials. The other Party shall review such submitted materials and respond to the submitting Party as soon as reasonably possible, but in any case within [***] of receipt. At the option of the reviewing Party, the submitting Party shall (1) take into due consideration any comments made by the reviewing Party; (2) delete from such proposed publication or presentation any Confidential Information; and (3) delay the date of such submission for publication or the date of such presentation until the earliest of: [***] All such publications and presentations shall properly reference the other Party’s contribution to the studies which relate to such publication or presentation and, with the exception of scientific publications made in peer reviewed journals or where prohibited by Applicable Law, display the logo and the company name of both Parties.”

2.14. Section 13 (Projected Timelines and Deliverables) of the Research Plan (Schedule B) of the Agreement is hereby amended by deleting all references to “Process Development and GMP” contained therein.

2.15. Schedules F, G and H to this Amendment are added to the Agreement as new Schedules F, G and H to the Agreement respectively.

3. [***] Agreement. Biontech and Sanofi have entered into an Investment Agreement dated December 21, 2018 under which the Parties have agreed on Sanofi making an equity investment in Biontech (Investment Agreement). [***]

4. No other changes. This Amendment constitutes an amendment to the Agreement by the Parties made in writing, in accordance with Section 13.3 of the Agreement. Except as set out in Section 2, the Agreement shall continue in full force and effect.

5. Governing law. This Amendment shall be governed by the laws of Germany without reference to its conflict of laws provision. Any dispute arising out of this Amendment shall be constitute a dispute arising between the Parties in connection with the Agreement, and Sections 13.7 and accordingly Section 13.8 of the Agreement shall apply to any such dispute accordingly.

6. Miscellaneous. Sections 13.1, 13.4, 13.5, 13.6, 13.9 and 13.10 of the Agreement shall be incorporated by reference into this Amendment (and any reference to “this Agreement” in each such incorporated provision shall be construed as a reference to this Amendment).

[Signatures on the Following Page]

IN WITNESS WHEREOF, the Parties have executed this Amendment to the Agreement as of the Effective Date.

SANOFI

By:	[***]

Name:	[***]
Title:	[***]

By:	[***]

Name:	[***]
Title:	[***]

BIONTECH RNA PHARMACEUTICALS GMBH

By:	[***]

Name:	[***]
Title:	[***]

By:	[***]

Name:	[***]
Title:	[***]

Schedule F

[***]

Schedule G –

[***]

Schedule H – Form of [***] Amendment

This amendment (this [***] is effective as of ________________ (the [***] Amendment Effective Date), entered into by and between Sanofi, having a place of business at 54, rue La Boétie, 75008 Paris, France (Sanofi), and BioNTech RNA Pharmaceuticals GmbH, having a place of business at An der Goldgrube 12, 55131 Mainz, Germany (Biontech). Sanofi and Biontech shall each individually be referred to herein as a Party, and shall be referred to together as the Parties.

RECITALS

A. On November 2nd, 2015, as amended by an amendment letter dated December 14th, 2017, the Parties entered into a Collaboration and License Agreement (the Agreement) with the desire to collaborate in the research, development and commercialization of RNA-based therapeutics for the treatment of cancer.

B. On December 22nd, 2018, the Parties entered into a further Amendment to the Agreement (the Amendment), which Amendment include a Schedule G: [***]

C. The Parties have agreed to further amend the Agreement by Amending Schedule F as set forth below.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the Parties hereby agree as follows:

1. Definitions. Capitalized terms used in this [***] Amendment shall have the meanings as defined herein, provided that capitalized terms which are used but not defined herein shall have the meanings ascribed to them in the Agreement as amended to date.

2. Amendments. With effect from the [***] Amendment Effective Date the Parties agree the following amendments to the Agreement:

[***]

2.1 Schedule G: [***] is amended and restated as follows:

[***]

3. No other changes. This [***] constitutes an amendment to the Agreement by the Parties made in writing, in accordance with Section 13.3 of the Agreement. Except as set out in Section 2, the Agreement shall continue in full force and effect.

4. Governing law. This Amendment shall be governed by the laws of Germany without reference to its conflict of laws provision. Any dispute arising out of this Amendment shall be constitute a dispute arising between the Parties in connection with the Agreement, and Sections 13.7 and accordingly Section 13.8 of the Agreement shall apply to any such dispute accordingly.

[Signatures on the Following Page]

IN WITNESS WHEREOF, the Parties have executed this Amendment to the Agreement as of the Effective Date.

SANOFI

By:

Name:
Title:

By:

Name:

Title:

BIONTECH RNA PHARMACEUTICALS GMBH

By:

Name:

Title:

By:

Name:

Title: